Exhibit 4.7
Exhibit 4.7 FORM OF LETTER OF TRANSMITTAL LETTER OF TRANSMITTAL THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. Energy Focus, Inc. is conducting a rights offering (the “Rights Offering”) which entitles the holders of shares of the Company’s stock (the “Stock”), as of the close of business on October [ _], 2009 (the “Record Date”) to receive one right (each, a “Right”) for every share of common stock held of record on the Record Date. Holders of Rights are entitled to subscribe for and purchase one share of common stock for every Right (the “Basic Subscription Right”) at a subscription price of $[ .—— ] per share. For a more complete description of the terms and conditions of the Rights Offering, please refer to the Prospectus dated October [ _], 2009 (the “Prospectus”), which is incorporated herein by reference. Copies of the Prospectus are available upon request from The Bank of New York Mellon Shareowner Services, the subscription agent and information agent ( — - ). I hereby irrevocably subscribe for the number of shares of Stock indicated on the form upon the terms and conditions specified in the Prospectus relating thereto. Receipt of the Prospectus is hereby acknowledged. Please complete the back if you would like to transfer ownership of Stock, or request special mailing, or transfer ownership of Rights. By signing below I confirm that if, after giving effect to the exercise of my Rights and as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, I beneficially own more than 14.99% of the outstanding shares of Common Stock (calculated immediately upon the closing of the Rights Offering as described in the Prospectus), I will promptly notify the Company in writing of that fact and will not vote with respect to the number of shares in excess of 14.99% for a ninety (90) day period in order to allow the Company to take action to avoid a distribution of rights under its Rights Agreement with Mellon Shareowner Services, LLC as Rights Agent. (1) Signature: This form must be signed by the registered holder(s) exactly as their name(s) appears on the certificate(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith. Signature of Stockholder Date Daytime Telephone # Signature of Stockholder Date Daytime Telephone # (2) SUBSTITUTE FORM W-9 PLEASE CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER BY SIGNING BELOW If the Taxpayer ID Number printed above is INCORRECT OR if the space is BLANK write in the CORRECT number here. ????????? Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. person (including a U.S. resident alien). Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Signature: Date: SEE INSTRUCTIONS ON THE REVERSE SIDE (3) ? BASIC SHARES SUBSCRIBED FOR WHOLE SHARES (4) ? OVER-SUBSCRIPTION SHARES SUBSCRIBED FOR WHOLE SHARES Enclosed is my check for $ or I have sent a wire transfer in that amount.

(5) SUBSCRIBER CERTIFICATE # RECORD DATE SHARES RECORD DATE RIGHTS ENERGY FOCUS, INC. SUBSCRIPTION FOR RIGHTS OFFERING RECORD DATE: OCTOBER [ ], 2009 A. Number of Shares subscribed for through the basic subscription privilege (not to exceed one Share for each Right held): Shares B. Number of Shares subscribed for through the over subscription privilege (no limit, except basic subscription must be fully exercised): Shares C. Total Subscription Price (sum lines A and B multiplied by $[ . ]): $ D. Method of Payment, check (1) or (2): ? (1) Certified or Cashier’s check or money order payable to The Bank of New York Mellon Shareowner Services, or ? (2) Wire transfer to The Bank of New York Mellon Shareowner Services If your funds are not received before 5:00 p.m., New York City time, November [ ], 2009, your request for Shares will not be accepted. HOW TO CONTACT THE BANK OF NEW YORK MELLON SHAREOWNER SERVICES, SUBSCRIPTION AGENT By Telephone — 9 a.m. to 6 p.m. New York City Time, Monday through Friday, except for bank holidays: From within the U.S., Canada or Puerto Rico [1- — - ] (Toll Free) From outside the U.S. [1- — - ] (Collect) SUBSCRIPTION TO PURCHASE SHARES OF ENERGY FOCUS, INC. RETURN TO: THE BANK OF NEW YORK MELLON SHAREOWNER SERVICES WHERE TO FORWARD YOUR TRANSMITTAL MATERIALS By Mail: By Overnight Courier: By Hand: Energy Focus, Inc. Energy Focus, Inc. Energy Focus, Inc. c/o BNY Mellon Shareowner Services c/o BNY Mellon Shareowner Services c/o BNY Mellon Shareowner Services Attn: [ ] Dept. Attn: [ ] Dept. Attn: [ ] Dept. P.O. Box [ ] [ , Floor] [ , Floor] Jersey City, New Jersey [ ] Jersey City, New Jersey [ ] New York, New York [ ] Facsimile Transmission: To confirm receipts of (Eligible Institutions Only) facsimiles only: [ — - ] [ — - ] THIS RIGHTS OFFERING EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER [ ], 2009 AND THIS LETTER OF TRANSMITTAL IS VOID THEREAFTER. (6) SPECIAL TRANSFER INSTRUCTIONS If you want your Energy Focus, Inc. stock to be issued in another name, fill in this section with the information for the new Signature Guarantee account name. Medallion: Name (Print First, Middle, Last) (Title of Officer Signing) Address (Number and Street) (Print Name of Guarantor) City, State & Zip Code (Address of Guarantor) Tax ID or Social Security Number (7) SPECIAL MAILING INSTRUCTIONS Fill in ONLY if mailing to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card. Mail notification(s) and check(s) to: Name (Print First, Middle, Last) Address (Number and Street) City, State & Zip Code

(8) ASSIGNMENT FOR VALUABLE RECEIVED, I hereby sell, assign, and transfer to (Name of Assignee) (SSN of Assignee) (Address of Assignee) Rights to purchase Common Stock of the Company represented by this Letter of Transmittal, and do hereby irrevocably constitute and appoint the Assignee(s) as Attorney(s) to transfer those Rights on the books of the Company with full power of substitution. Signature(s): IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Letter of Transmittal in every particular, without alternation or enlargement, or any other change whatsoever. Signature Guarantee Medallion: (Title of Officer Signing) (Print Name of Guarantor (Address of Guarantor) COMPLETE ALL APPLICABLE SECTIONS OF THIS FORM USING THE INSTRUCTIONS BELOW. (1) Sign and date Box 1 and include your day time phone number. (2) PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify. Please note that Mellon Investor Services may withhold 28% of your proceeds as required by the IRS if the Taxpayer ID or Social Security Number is not certified on our records. If you are a non — U.S. Taxpayer, please complete and return form W-8BEN. (3) Place an ? in the box and fill in the number of whole shares you wish to subscribe for under your basic subscription privilege. (4) Place an ? in the box and fill in the number of whole shares you wish to over subscribe for your over subscription privileges. (No limit, except basic subscription must be fully exercised.) (5) Rights card and calculation section for determining your basic/over subscription privileges. (6) If you want your Energy Focus, Inc. stock and any refund check to be issued in another name, complete the Special Transfer Instructions in Box 6. Signature(s) in Box 6 must be medallion guaranteed. (7) Fill in Box 7 if, mailing to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card. (8) If you want to transfer your Rights, complete Box 8. Signature(s) in Box 8 must be medallion guaranteed. THIS RIGHTS OFFERING HAS BEEN REGISTERED UNDER THE FEDERAL LAWS OF THE UNITED STATES AND IS BELIEVED TO BE NOT SUBJECT TO REGISTRATION OR QUALIFICATION, OR EXEMPTION THEREFROM, UNDER THE LAWS OF THE STATES OF THE UNITED STATES. RESIDENTS OR OTHER JURISDICTIONS MAY NOT PURCHASE THE SECURITIES OFFERED HEREBY UNLESS THEY CERTIFY THAT THEIR PURCHASES OF SUCH SECURITIES ARE EFFECTED IN ACCORDANCE WITH THE APPLICABLE LAWS OF SUCH JURISDICTIONS. THIS RIGHTS OFFERING EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER [ ], 2009 AND THIS LETTER OF TRANSMISSION IS VOID THEREAFTER.